                                                                       EXHIBIT A

                        HEALTHCARE IMAGING SERVICES, INC.

              1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                            (AS AMENDED AND RESTATED)

1.    NAME.

      The name of this plan is the Healthcare Imaging Services, Inc. 1996 Stock Option Plan for Non-Employee Directors.

2.    PURPOSE.

      The purpose of the Plan is to enable the Company to secure non-employee persons of requisite experience and ability to serve on the Board and to motivate Non-Employee Directors to exert their best efforts on behalf of the Company, thus enhancing the value of the Company for the benefit of the Company's stockholders.

3.    DEFINITIONS.

      For the purposes of the Plan, the following terms shall be defined as set forth below:

            (a) "Annual Director Compensation" means the amount of fees which a Non-Employee Director would be entitled to receive during a Plan Year for serving as a Non-Employee Director or as a member of any committee of the Board pursuant to the policy in effect for each Plan Year, including retainers paid periodically and fees paid for attendance at or participation in meetings of the Board or any committee thereof.

            (b) "Award" means a grant of options to a Participant pursuant to
 Section 8 of the Plan.

            (c) "Award Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the grant of options.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a Change in Control shall be deemed to have occurred if:

                  (i) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that no Change of Control shall be deemed to have occurred if prior to the acquisition of such thirty percent (30%) of the combined voting power of the Company's then outstanding securities, a majority of the Continuing Directors approves such acquisition; or

                  (ii) if there shall cease to be a majority of the Board comprised of Continuing Directors; or

                  (iii) the stockholders of the Company approve a merger or
                        consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

            Notwithstanding anything in this definition to the contrary, an event or occurrence (or a series of events or occurrences) which would otherwise constitute a Change in Control under the foregoing shall not constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does not result therefrom; but only if Continuing Directors constitute a majority of the directors voting in favor of such determination. Further, an event or occurrence (or a series of events or occurrences) which would not otherwise constitute a Change in Control under the foregoing shall be deemed to constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does result therefrom; but only if Continuing Directors constitute a majority of the directors voting in favor of such determination. A determination by the Board under the provisions of this paragraph shall be made solely for purposes of this Plan and shall not directly or indirectly affect any determination or analysis of whether a change in control results for any other purpose. Any determination made with respect to whether a change in control results for purposes of any other plan or agreement of the Company shall have no effect for purposes of this Plan.
            (f) "Chairman" means the individual appointed by the Committee to serve as the chairman of the Committee.

            (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

            (h) "Committee" means the Committee established pursuant to Section 4 of the Plan.

            (i) "Common Stock" means the common stock, par value $0.01 per share, of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

            (j)   "Company" means Healthcare Imaging Services, Inc.

            (k) "Continuing Directors" mean individuals who at the end of any period of two (2) consecutive years constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously approved.

            (l) "Directors" mean the members of the Board.

            (m) "Effective Date" means the date on which the Plan and an increase in the authorized Common Stock is approved by the stockholders of the Company, as provided in Section 5(a) hereof.

            (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

            (o) "Fair Market Value" means, with respect to the Shares, (a) if the Common Stock is listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange; (b) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the Common Stock as reported on the Automated Quotation System of NASDAQ or a similar service if NASDAQ is not reporting such information; (c) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the Common Stock as quoted by a market maker in the Common Stock (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation shall be the "Fair Market Value"); or (d) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ and there is no market maker in the Common Stock, the fair market value of the Shares as determined by the Committee in good faith.

            (p) "Non-Employee Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board and (ii) is not an employee of the Company on the date of the grant of an option.

            (q) "NSO" means an option that does not meet the requirements of
Section 422(b) of the Code, which provides the right to purchase a Share at a price and for a Term fixed in accordance with the Plan, and subject to such other limitations and restrictions imposed by the Plan.

            (r) "Participant" means a Non-Employee Director who has been granted an NSO under the Plan.

            (s) "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

            (t) "Plan" means this Healthcare Imaging Services, Inc. 1996 Stock Option Plan for Non-Employee Directors.

            (u) "Plan Year" means the twelve-month period beginning on the first day of the first fiscal quarter of the Company.

            (v) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule or regulation thereto. Accordingly, all references in the Plan to a specific paragraph of Rule 16b-3 shall be deemed to be references to such paragraph or to the applicable successor or replacement paragraph thereto.

            (w) "Share" or "Shares" means a share or shares of Common Stock, adjusted in accordance with Section 9 hereof, as applicable.

            (x) "Term" means the period during which a particular Award may be exercised.

4.    ADMINISTRATION.

      (a)   Generally.

     Subject to Section 4(g), the Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any NSO shall be within the sole and absolute discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon the Company, any Participant, any holder or beneficiary of any NSO and any stockholder of the Company.

      (b) Composition of the Committee.

            The members of the Committee shall be appointed by the Board and shall consist of no less than two members of the Board who are "disinterested persons" as such term is used in Rule 16b-3. The Committee may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

      (c) Actions by the Committee.

            The Committee shall hold meetings at such times and places as it may determine. The Committee shall appoint one of its members as Chairman. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      (d) Powers of the Committee.

            Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to administer the Plan in its sole and absolute discretion. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all Participants and any person claiming under or through a Participant.

      (e)   Reliance and Indemnification of Committee Members.

            The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee or the Board with respect to the Plan or any NSO granted thereunder, and all members of the Committee and the Board shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      (f) NSO Accounts.

            The Committee shall maintain or cause to be maintained a journal or other record in which a separate account for each Participant shall be established. Whenever NSOs are granted to, or exercised by, a Participant, the Participant's account shall reflect such grant or exercise and the Participant's account shall be appropriately adjusted in the event of any change in capitalization or transaction pursuant to Section 9 hereof.

      (g)   Administrator.

            An Administrator of the Plan may from time to time be appointed by the Committee. If appointed, such Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of the Company and shall be compensated for services and expenses by the Company according to its normal employment policies without special or additional compensation, other than reimbursement of expenses, if any, for his or her services as the Administrator.

5. APPROVAL OF THE PLAN; TERM OF THE PLAN.

      (a) Approval of the Plan by Stockholders; Effective Date of the Plan.

            The Plan was adopted by the Board on February 13, 1996. The Plan will be submitted for the approval of the Company's stockholders within twelve
(12) months after such date. In addition, at such time an increase in the authorized Common Stock to fifty million (50,000,000) shares will be submitted for the approval of the Company's stockholders. The date of stockholder approval of the Plan and such increase is the "Effective Date." Awards may be granted prior to such stockholder approval; provided, however, that such Awards shall not be exercisable prior to the Effective Date; provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted under the Plan shall thereupon be cancelled and become null and void.

      (b) Term of Plan.

            No NSO shall be granted pursuant to the Plan on or after the tenth
(10th) anniversary of the Effective Date, but NSOs theretofore granted may be extended beyond that date and the Committee shall have the authority to amend, alter, adjust, suspend, discontinue, or terminate any such NSO or to waive any conditions or rights under any such NSO, and to amend the Plan, beyond that date.

6.    SHARES SUBJECT TO THE PLAN.

      (a)   Limitation on Number of Shares.

            The maximum aggregate number of Shares which may be subject to NSOs granted to Participants pursuant to the Plan shall be seven hundred and fifty thousand (750,000). The limitation on the number of Shares which may be subject to NSOs under the Plan shall be subject to adjustment as provided in Section 9 hereof. If any NSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NSOs.

      (b) Accounting for NSOs.

            For purposes of this Section 6, the number of Shares covered by an NSO, or to which an NSO relates, shall be counted on the date of grant of such NSO against the aggregate number of Shares available for granting NSOs under the Plan. Any Shares that are delivered by the Company pursuant to any NSO, and any NSOs that are granted by, or become obligations of, the Company, shall be counted against the Shares available for granting NSOs under the Plan.

7. SOURCE OF SHARES ISSUED UNDER THE PLAN.

      Common Stock issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

8.    NON-QUALIFIED STOCK OPTIONS.

      (a)   Grant of NSOs.

            (i) Each person who was a Non-Employee Director on the date of the Plan's adoption by the Board shall automatically be granted NSOs to purchase twenty-five thousand (25,000) shares of Common Stock, subject to all the provisions of the Plan.

            (ii) Each person who is either elected or appointed a Non-Employee Director, and who has not previously received a grant of NSOs pursuant to clause (i) above, shall automatically be granted NSOs to purchase twenty-five thousand (25,000) shares of Common Stock on the date of their appointment or election, subject to the provisions of the Plan.

      (b) Additional Grant of NSOs.

            (i) In addition to the grant of NSOs pursuant to Section 8(a) above, NSOs to purchase five thousand (5,000) shares of Common Stock shall be granted, as of the date of the annual organizational meeting of the Board which is held following the Company's annual meeting of stockholders, to any Non-Employee Director who, no later than the date of such annual organizational meeting of the Board (and subject to such other rules as the Committee may adopt from time to time), has filed with the Company an irrevocable election to receive an NSO in lieu of all, but not less than all, of the Annual Director Compensation expected to be earned by such Non-Employee Director for the upcoming Plan Year; provided, however, that to the extent such Non-Employee Director previously received a NSO pursuant to this Section 8(b)(i) or
                  Section 8(b)(ii) with respect to any Plan Year which would coincide with any portion of such upcoming Plan Year, then the number of shares of Common Stock subject to the NSO with respect to such upcoming Plan Year will be reduced in proportion to the number of days in such upcoming Plan Year which overlap the prior Plan Year. A separate election must be made for each Plan Year, although a Non-Employee Director may specify that a particular election shall apply to future Plan Years unless amended or revoked; provided, however, that no amendment or revocation may be made during a Plan Year with respect to such Plan Year.



                  In the event that at such annual organizational meeting of the Board it is determined that no Annual Director Compensation will be paid during the upcoming Plan Year, each Non-Employee Director shall, nonetheless, be granted NSOs to purchase five thousand (5,000) shares of Common Stock as of the date of such meeting in respect of his service as a Non-Employee Director during such Plan Year; subject to proportionate reduction in accordance with the proviso contained in the penultimate sentence of the first paragraph of this Section 8(b)(i).

            (ii) Furthermore, each person who was a Non-Employee Director on the date the addition of this Section 8(b) to the Plan is approved by the Company's stockholders shall automatically be granted NSOs to purchase twenty-five thousand (25,000) shares of Common Stock, subject to all the provisions of the Plan.

      (c)   Exercise Price.

            The price at which each Share covered by a NSO may be purchased pursuant to this Plan shall be the Fair Market Value of a Share on the date of the NSO grant.

      (d) Terms and Conditions.

            All NSOs granted pursuant to the Plan shall be evidenced by an Award Agreement, approved as to form by the Committee, which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this Section 8, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the Plan:

            (i) after six (6) months from the date of the Award, it may be exercised as to not more than forty percent (40%) of the NSOs granted under the Award;

            (ii) after eighteen (18) months from the date of the Award, it may be exercised as to not more than eighty percent (80%) of the NSOs granted under the Award;

            (iii) after thirty (30) months from the date of the Award, it may be exercised as to any part or all of the NSOs granted under the Award;

            (iv) the failure of a NSO to vest for any reason whatsoever shall cause the NSO to expire and be of no further force or effect;

            (v) unless terminated earlier pursuant to Section 8(f) hereof, the term of each NSO shall in no event be more than ten (10) years from the date of the grant; and

            (vi) no NSO or interest therein may be transferred, assigned, pledged or hypothecated by a Participant during his lifetime or be made subject to execution, attachment or similar process, in each case except by will or by the laws of descent and distribution. NSOs shall be exercised during the lifetime of the Participant only by the Participant (or by his personal representative in the event of his disability); provided, however, that if so determined by the Committee, a Participant, in the manner established by the Committee, may designate a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any property distributable with respect to any NSO upon the death or permanent disability of the Participant. Notwithstanding anything contained herein to the contrary, a Participant may transfer a NSO (x) to the spouse of any lineal ancestor or descendant of such Participant or to any trust, the sole beneficiaries of which are any one or all of such Participant's spouse or any lineal ancestor or descendant of such Participant and (y) in such other circumstances as the Committee may approve.

      (e)   Exercise.

            (i) Notice of Exercise. An NSO holder entitled to exercise a NSO may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the NSO is being exercised. Except as provided in Section 8(e)(ii) below, the notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval (and subject to the requirements of Rule 16b-3), in Shares valued at Fair Market Value at the time of exercise or, with the Committee's approval, a combination thereof. No Shares shall be issued upon exercise of a NSO until full payment has been made therefor. All notices, payments or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

            (ii) Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby an NSO holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws and other federal, state and local tax and securities laws, can exercise a NSO or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any NSO holder wishing to utilize the cashless exercise program.

      (f) Termination of NSOs.

            NSOs granted under the Plan shall be subject to the following events of termination:

            (i) in the event a Participant is removed from the Board (other than removal due to the death of a Participant or a Participant being unable to perform his duties for the Company because of a disability (as determined by the Board)), all unexercised NSOs held by such Participant on the date of such removal (whether or not vested) will expire immediately; and

            (ii) in the event a Participant is no longer a member of the Board other than by reason of removal, or is removed due to his death or his being unable to perform his duties for the Company because of a disability (as determined by the Board), all unexercised NSOs held by such Participant that shall have not vested as of the date such Participant is no longer a member of the Board (as determined in accordance with clauses
                  (i), (ii) and (iii) of Section 8(d)) shall terminate, and all NSOs vested as of such date may be exercised by the Participant at any time within one (1) year after such Participant ceased to be a Director, but not beyond the original term thereof; provided, however, that, unless otherwise elected by the estate of the Participant, all such NSOs that are not exercised prior to the first anniversary of the Participant's death and have not otherwise been terminated shall be deemed exercised on the first anniversary of the date of the Participant's death to the extent the then aggregate Fair Market Value of the Shares subject to the NSOs exceeds the aggregate exercise price of the NSOs and payment of such exercise price shall be effected by withholding a number of shares of Common Stock otherwise issuable pursuant to the NSOs, the Fair Market Value of which on such anniversary is equal to the exercise price. If the Fair Market Value of the Common Stock on the first anniversary of the Participant's death equals or is less than the exercise price, then the NSOs shall be deemed to have expired unexercised.

      (g)   Share Certificates.

            All certificates for Shares delivered under the Plan pursuant to any NSO or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (h)   Stockholder Approval

            Notwithstanding anything to the contrary contained herein (i) no Award shall be exercisable prior to the Effective Date and (ii) if the approval is not obtained as provided for in Section 5(a) hereof, all Awards previously granted under the Plan shall thereupon be cancelled and become null and void.

9.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, separations, reorganizations or liquidations or similar events or in the event of extraordinary cash or noncash dividends being declared with respect to outstanding Shares or other similar transactions, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Awards theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee, which adjustment may, but need not, include payment to the holder of a NSO, in cash or in Shares, in an amount equal to the difference between the then current Fair Market

Value of the Shares subject to such Award, as equitably determined by the Committee, and the option price of such NSO, as the case may be. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Award.

10. TERMINATION OF AWARDS UPON CHANGE IN CONTROL.

      Notwithstanding anything to the contrary, in the case of a Change in Control, each Award granted under the Plan shall terminate ninety (90) days after the occurrence of such Change in Control, but, in the event of any such termination the Award holder shall have the right, commencing at least five (5) days prior to the Change in Control and subject to any other limitation on the exercise of such Award in effect on the date of exercise to immediately exercise any NSOs in full, without regard to any vesting limitations, to the extent they shall not have been theretofore exercised.

11.   AMENDMENT AND TERMINATION.

      (a)   Modifications to the Plan.

            The Committee, insofar as permitted by law, may from time to time, with respect to any Shares at the time not subject to NSOs, suspend, discontinue or terminate the Plan or revise, alter or amend the Plan in any respect whatsoever; provided, however, that no amendment of the Plan shall cause the Plan to be in violation of Rule 16b-3.

      (b) Rights of Participant.

            No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to a NSO previously granted under the Plan will be effective without the written consent of the affected Participant.

      (c)   Correction of Defects, Omissions and Inconsistencies.

            The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any NSO in the manner and to the extent it shall deem desirable to carry the Plan into effect.

12.   MISCELLANEOUS.

      (a)   Rights of Stockholder.

            No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a stockholder of the Company by virtue of such

Participant's having been granted a NSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any NSO except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

      (b)   Other Compensation Arrangements.

            Nothing contained in the Plan shall prevent the Committee from adopting other compensation arrangements for Non-Employee Directors, subject to stockholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

      (c) Treatment of Proceeds.

            Proceeds realized from the exercise of NSOs under the Plan constitute general funds of the Company.

      (d)   Withholding.

            The Company shall be authorized to withhold from any NSO granted or any payment due or transfer made under any NSO or under the Plan the amount of withholding taxes due in respect of a NSO, its exercise, or any payment or transfer under such NSO or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Upon the exercise of a NSO, the Participant to whom such NSO had been granted may be required to pay the Company the amount of any such withholding taxes which is required to be withheld with respect to such Shares.

      (e) Cost of the Plan.

            The costs and expenses of administering the Plan shall be borne by the Company.

      (f)   No Right to Continue as Director.

            Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board or affect the right of the Company, the Committee or the stockholders of the Company to terminate the directorship of any Participant at any time with or without cause.

      (g)   No Right to Participate as an Employee Director.

            Subject to the other provisions of the Plan, including the succeeding sentence, a Non-Employee Director's right to participate in the Plan shall automatically terminate if and when he becomes an employee of the Company. That portion of an NSO that is not vested as of the date that the Participant becomes an employee of the Company shall automatically abate and be cancelled, and that portion of an NSO that is vested as of such date may be exercised in accordance with the terms of the Plan.

      (h)   Severability.

            The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

      (i)   Binding Effect of Plan.

            The Plan shall inure to the benefit of the Company, its successors and assigns.

      (j)   Governing Law.

            The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without regard to any principles of conflicts of law, and applicable Federal law.

      (k)   No Waiver of Breach.

            No waiver by any Person at any time or any breach by another Person of, or compliance with, any condition or provision of the Plan to be performed by such other Person shall be deemed a waiver of the same, any similar or any dissimilar provisions or conditions at the same or at any prior or subsequent time.

      (l)   No Trust or Fund Created.

            Neither the Plan nor any NSO shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an NSO, such right shall be no greater than the right of any unsecured general creditor of the Company.

      (m)   Headings.

            The headings contained herein are for references purposes only and shall not affect in any way the meaning or interpretation of this Plan.